                                               SECURITIES AND EXCHANGE COMMISSION

                                                                 Washington, D.C. 20549

                                                                           FORM 8-K

                                                                  CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   Date of Report (Date of earliest event reported): September 29, 2007

                                                                           Cagle's, Inc.

                                                                (Exact name of registrant as specified in its charter)

                      Georgia                                            1-7138                                        58-0625713

                    (State or other jurisdiction                                   (Commission                                              (I.R.S. Employer

                          of incorporation)                                              File Number)                                             Identification No.)

                                           2000 Hills Avenue, N.W., Atlanta, Ga.            30318

                                                          (Address of principal executive offices)                      (Zip Code)

                                                                        (404) 355-2820

                                                               (Registrants telephone number, including area code)

                                                                         Not applicable

                                                        (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(   )  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(   )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(   )  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

(   )  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition.

Item 9.01 Financial Statements and Exhibits.

SIGNATURES

EXHIBIT INDEX

Ex-99.1 Press Release dated November 1, 2007

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Table of Contents

Section 2  Financial Information

Item 2.02 Results of Operations and Financial Condition.

On November 1, 2007, the Registrant issued a press release announcing its earnings for its fiscal quarter ended September 29, 2007. The press release is furnished herewith as Exhibit 99.1.  The information in the press release and transcript is not to be considered filed for purposes of the Securities

Exchange Act of 1934.

Section 9.   Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(c) The following exhibits are filed with this Current Report:

Exhibit No.

   Description

99.1           Press release of Cagle's, Inc. dated September 29, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cagle's, Inc.

(Registrant)

Date: November 1, 2007

By:   /s/  Mark M. Ham IV

 Mark M. Ham IV

 Chief Financial Officer